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                                                                   EXHIBIT 10.10


                [SMITHKLINE BEECHAM PHARMACEUTICALS LETTERHEAD]



                                                 CORIXA CORPORATION
                                                 1124 Columbia Street, Suite 464
                                                 Seattle, Washington, 98104
                                                 USA

VIA FAX
CONFIRMATION SENT BY MAIL

                                                 Rixensart, February 1, 1997

Dear Sirs:

RE: TUBERCULOSIS COLLABORATION AND LICENSE AGREEMENT - RESEARCH PROGRAM

We refer to the Tuberculosis Collaboration and License Agreement between Corixa Corporation ("Corixa") and SmithKline Beecham Biologicals S.A. ("SB") dated October 6, 1995 ("Agreement").

We are pleased to notify you hereby, in accordance with Section 5(c) of the above referred Agreement, of our intention to renew the Research Program for a further period of one year from June 1, 1997 to May 31, 1998. A technology access fee of US $[***] will be paid by SB to Corixa in quarterly installments of $[***] each, to be reinvested in full in accordance with
Section 10(b) of the Agreement. The Option granted by Corixa to SB pursuant to
Section 4(a) of the Agreement will accordingly be extended for a further one year period starting on September 1, 1997 and ending on August 30, 1998.

For the sake of good order, would you please sign and return to us the copy of this letter which is being sent to you in duplicate.

Sincerely yours,


/s/ JEAN STEPHENNE
----------------------
Jean Stephenne
Senior Vice-President,
General Manager

                                AGREED AND ACCEPTED FOR AND ON BEHALF OF
                                CORIXA CORPORATION


                                /s/ MARK MCDADE
                                ------------------------------
                                Name:  Mark McDade
                                Title: Chief Operating Officer
                                Date:  25 February, 1997